Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On January 3, 2018, Evofem Biosciences, Inc, changed its name to Evofem Biosciences Operations, Inc., or Private Evofem. On January 17, 2018, Neothetics, Inc., a Delaware corporation, now known as Evofem Biosciences, Inc., completed its merger with Private Evofem, or the Merger; in accordance with the terms of the agreement and plan of merger and reorganization, dated October 17, 2017, whereby a Delaware corporation and wholly owned subsidiary of Neothetics, Nobelli Merger Sub, Inc., merged with and into Private Evofem, with Private Evofem surviving as Neothetics’ wholly owned subsidiary. In connection with the Merger, Neothetics changed its name to Evofem Biosciences, Inc, or the Company or Public Evofem. All references to the Company refer to Evofem Biosciences, Inc. as of and following the closing of the Merger on January 17, 2018, or the Closing Date, and all references to Neothetics refer to Neothetics, Inc. prior to the closing of the Merger on the Closing Date.

Immediately prior to the closing of the Merger, Private Evofem issued two of its existing stockholders affiliated with Invesco Asset Management, or Invesco, warrants for the purchase up to an aggregate of 155,081,982 shares of Private Evofem’s common stock, which were immediately net exercised on a cashless basis for an aggregate of 154,593,455 shares of Private Evofem’s common stock, or the Invesco Warrants. Immediately following the closing of the Merger, Invesco purchased 1,614,289 shares of common stock of Public Evofem for gross proceeds of $20.0 million in a private placement transaction, or the Financing. Upon closing of the Merger, each outstanding share of Private Evofem’s common stock was converted into the right to receive approximately 0.1540 shares of Neothetics’ common stock other than the Private Evofem’s Series D redeemable convertible preferred stock which was exchanged for approximately 515,924 shares of Neothetics’ common stock. Immediately following the closing of the Merger and after giving effect to the Financing, Neothetics securityholders owned approximately 13.0% of the outstanding common stock of Private Evofem on a fully-diluted basis and Private Evofem’s securityholders owned approximately 87.0% of the outstanding common stock of the Company on a fully-diluted basis. Immediately following the Merger, previously existing warrant rights held by one of Private Evofem’s stockholders, Woodford Investment Management, or WIM, were exchanged for three shares of the Company’s common stock and warrants for the purchase of 2,000,000 shares of the Public Evofem’s common stock, or the WIM Warrants.

The following unaudited pro forma condensed combined financial statements of operations give effect to the Merger and the Financing and were prepared in accordance with the regulations of the Securities and Exchange Commission, or SEC. Private Evofem was determined to be the accounting acquirer based upon the terms of the Merger and other factors including, as a result of the Merger: (i) Private Evofem stockholders own approximately 87% of the Company’s outstanding common stock on a fully-diluted basis immediately following the closing of the Merger, (ii) Private Evofem designated directors hold the majority (six of seven) of the authorized seats of the Company’s board of directors and (iii) Private Evofem’s management hold all key positions in the management of Public Evofem. The transaction was accounted for as a reverse recapitalization, a form of an asset acquisition, in accordance with the accounting guidance under ASU 2017-01. Accordingly, the assets and liabilities of Private Evofem were recorded as of the Merger Closing Date at their respective carrying values and the acquired net assets of Neothetics were recorded as of the Merger Closing Date at their fair value.

Pro Forma Information

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and the three months ended March 31, 2018, are based on (i) the historical consolidated results of operations of Private Evofem, (ii) the historical results of operations of Neothetics and (iii) the results of operations of Public Evofem after the Merger.

The statement of operations for the year ended December 31, 2017 and for the three months ended March 31, 2018, are presented as if the Merger and the Financing were consummated on January 1, 2017, and combines the historical results of Private Evofem and Neothetics for the year ended December 31, 2017 and the results of operations of Public Evofem after the Merger for the three months ended March 31, 2018.

Private Evofem’s consolidated statement of operations information for the year ended December 31, 2017 was derived from its audited consolidated financial statements for the year ended December 31, 2017 included as Exhibit 99.1 to Amendment No. 1 to the Current Report on Form 8-K filed with the SEC on April 6, 2018. Neothetics’ statement of operations information was derived from its audited financial statements for the year ended December 31, 2017 included in its Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 26, 2018, or Neothetics’ 10-K. Public Evofem’s statement of operations was derived from its unaudited condensed consolidated financial statements for the three months ended March 31, 2018 included in its Quarterly Report on Form 10-Q as filed with the SEC on May 14, 2018.

The unaudited pro forma condensed combined statements of operations are based on the assumptions and adjustments that are described in the accompanying notes. The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the acquisition. The unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of results of operations in future periods or the results that would have been realized had Private Evofem and Neothetics been a combined company during the specified period. The unaudited pro forma condensed combined statements of operations, including the notes thereto, should be read in conjunction with the separate audited financial statements of Private Evofem and Neothetics for the year ended December 31, 2017, and the unaudited condensed quarterly financial statements of Public Evofem for the three months ended March 31, 2018.

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Year Ended December 31, 2017

(in thousands, except share and per share data)

	Historical Private Evofem	Historical Neothetics	Pro forma Merger Adjustments	Note	Pro forma Condensed Combined
Operating expenses:
Research and development	$23,539	$3,946	$—		$27,485
General and administrative	12,148	6,099	(2,666)	A4	15,581

Total operating expenses	(35,687)	(10,045)	(2,666)		(43,066)

Loss from operations	(35,687)	(10,045)	2,666		(43,066)

Other income (expense):
Other income, net	82	51	—		133
Loss on issuance of Series D redeemable convertible preferred stock	(8,522)	—	8,522	A1	—
Change in fair value of Series D 2X liquidation preference	(61,175)	—	61,175	A2	—

Total other income (expense), net	(69,615)	51	69,697		133

Loss before income tax	(105,302)	(9,994)	72,363		(42,933)
Income tax expense	(3)	—	—		(3)

Net loss	(105,305)	(9,994)	72,363		(42,936)
Accretion of Series D redeemable convertible preferred stock dividends	(4,017)	—	4,017	A3	—

Net loss attributable to common stockholders	$(109,322)	$(9,994)	$76,380		$(42,936)

Net loss per share attributable to common stockholders, basic and diluted	$(1.43)	$(4.33)			$(2.60)

Weighted-average number of shares used to compute net loss per share attributable to common stockholders, basic and diluted	76,359,923	2,305,817			16,499,588

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Three Months Ended March 31, 2018

(in thousands, except share and per share data)

	Historical Public Evofem	Historical Neothetics	Pro forma Merger Adjustments	Note	Pro forma Condensed Combined

Operating expenses:
Research and development	$11,959	$33	$(203)	A8	$11,789
General and administrative	9,027	798	(4,329)	A8	5,496

Total operating expenses	20,986	831	(4,532)		17,285

Loss from operations	(20,986)	(831)	4,532		(17,285)

Other income (expense):
Other expense, net	(20)		—		(20)
Loss on issuance of Invesco Warrants	(47,920)		47,920	A5	—
Change in fair value of Series D 2X liquidation preference	(130)		130	A6	—

Total other expense, net	(48,070)	—	48,050		(20)

Loss before income tax	(69,056)	(831)	52,582		(17,305)
Income tax expense	—				—

Net loss	(69,056)	(831)	52,582		(17,305)
Accretion of Series D redeemable convertible preferred stock dividends	(66)		66	A7	—

Net loss attributable to common stockholders	$(69,122)	$(831)	$52,648		$(17,305)

Net loss per share attributable to common stockholders, basic and diluted	$(4.62)	$(0.36)			$(1.12)

Weighted-average number of shares used to compute net loss per share attributable to common stockholders, basic and diluted	14,974,458	2,308,430			15,384,846

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

1. Description of the Acquisition and Basis of Presentation

On October 17, 2017, Neothetics, Inc., a Delaware corporation, Private Evofem and Nobelli Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Neothetics, or Merger Sub, entered an agreement and plan of merger, or the Merger Agreement, that provided for, among other things, the merger of Merger Sub with and into Private Evofem, with Private Evofem continuing as the surviving entity and becoming a wholly owned subsidiary of Neothetics, on the terms and conditions set forth in the Merger Agreement, or the Merger. Neothetics’ common stock was quoted on The Nasdaq Capital Market through January 17, 2018. As of January 18, 2018, the Company’s common stock was quoted on The Nasdaq Capital Market.

In accordance with the terms and conditions of the Merger Agreement, upon completion of the Merger, each share of Private Evofem’s common stock (including each share of Private Evofem’s Series A preferred stock, Private Evofem’s Series B preferred stock, Private Evofem’s Series C preferred stock and Private Evofem’s Series C-1 preferred stock on an as converted to common basis) was converted into approximately 0.1540 shares of Neothetics common stock and each share of Private Evofem‘s Series D redeemable convertible preferred stock was converted, giving effect to its liquidation preference, into approximately 515,924 shares of Neothetics common stock.

2. Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with the regulations of the SEC. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017 and three months ended March 31, 2018 assumes that the Merger and Financing occurred on January 1, 2017, and combines the historical results of Neothetics and Private Evofem.

For accounting purposes, Private Evofem is considered the acquiring company and the Merger was accounted for as a reverse recapitalization of Neothetics by Private Evofem. Under reverse recapitalization accounting the assets and liabilities of Neothetics were recorded, as of the completion of the Merger, at their fair value which approximates book value because of the short-term nature of the instruments. Consequently, the pro forma unaudited condensed consolidated financial statements of the combined companies reflect the operations of the acquirer for accounting purposes together with a deemed issuance of shares, equivalent to the shares held by the former stockholders of the legal acquirer and a recapitalization of the equity of the accounting acquirer. The historical financial statements of Private Evofem, included as Exhibit 99.1 to Amendment No. 1 to the Current Report on Form 8-K filed on April 6, 2018, and the historical financial statements of Neothetics included in the Neothetics’ 10-K, and the historical financial statements of Public Evofem included in the Quarterly Report on Form 10-Q as filed with the SEC on May 14, 2018 have been adjusted to give pro forma effect to events that are (i) directly attributable to the Merger, (ii) factually supportable, and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results.

Unaudited Pro Forma Weighted-average Shares

The opening 2017 pro forma weighted-average shares used to compute pro forma net loss per share attributable to common stockholders gives effect to:

•	the exchange of Private Evofem’s common stock (including the conversion of Private Evofem’s Series A convertible preferred stock, Series B convertible preferred stock, Series C-1 convertible preferred stock and Series C convertible preferred stock on a one-for-one basis into Private Evofem common stock) on a post-split basis;

•	the exchange of 60 shares of Private Evofem’s Series D redeemable convertible preferred stock and related dividends at its liquidation preference into Public Evofem’s common stock, on a post-split basis; and

•	the 6:1 reverse stock split of Neothetics’ common stock.

The following adjustments were made to the pro forma weighted-average shares used to compute pro forma net loss per share attributable to common stockholders for the year ended December 31, 2017 to give effect to:

•	the exchange of 20 shares of Private Evofem’s Series D redeemable convertible preferred stock at its liquidation preference into Public Evofem’s common stock, on a post-split basis as of their respective issuance dates in 2017;

•	the exchange of monthly accrued Series D redeemable convertible preferred stock dividends, on a post-split basis for all Private Evofem Series D redeemable convertible preferred stock shares issued;

•	the issuance by Private Evofem of the Invesco Warrants, the net exercise of the Invesco Warrants on a cashless basis and the related exchange into Public Evofem’s common stock, on a post-split basis; and

•	the issuance of Public Evofem’s common stock relating to the Financing on a post-split basis.

The following adjustment was made to the pro forma weighted-average shares used to compute pro forma net loss per share attributable to common stockholders for the three months ended March 31, 2018 to give effect to:

•	Historical Neothetic’s 2,308,430 shares of common stock outstanding as of December 31, 2017 were treated as outstanding at the beginning of the period for the pro forma weighted-average shares even though such shares became Public Evofem’s common stock on January 17, 2018.

3. Pro Forma Adjustments and Assumptions

The unaudited pro forma condensed combined statements of operation, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical audited financial statements of Private Evofem and Neothetics for the year ended December 31, 2017, and the unaudited financial statements of Public Evofem for the three months ended March 31, 2018 appearing in our Quarterly Report on Form 10-Q as filed with the SEC on May 14, 2018.

A1.	Reflects the elimination of Private Evofem’s loss on issuance of Private Evofem’s Series D redeemable convertible preferred stock recognized upon the issuance of Private Evofem’s Series D redeemable convertible preferred stock issued in August and November 2017.

A2.	Reflects the elimination of Private Evofem’s change in fair value of Series D 2X liquidation preference associated with Private Evofem’s Series D redeemable convertible preferred stock.

A3.	Reflects the elimination of Private Evofem’s accretion of Series D redeemable convertible preferred stock dividends associated with the issuance of Evofem’s Series D redeemable convertible preferred stock.

A4.	Remove direct costs related to the Merger recognized by Private Evofem’s and Neothetics during the year ended December 31, 2017.

A5.	Reflects the elimination of Public Evofem’s loss on issuance of Invesco Warrants recognized.

A6.	Reflects the elimination of Public Evofem’s change in fair value of Series D 2X liquidation preference associated with Private Evofem’s Series D redeemable convertible preferred stock.

A7.	Reflects the elimination of Private Evofem’s accretion of Series D redeemable convertible preferred stock dividends associated with the issuance of Private Evofem’s Series D redeemable convertible preferred stock.

A8.	Remove direct costs related to the Merger recognized by Private Evofem and Historical Neothetics during the three months ended March 31, 2018.